AXP(R)
                                                                   International
                                                                            Fund
                                                          2001 SEMIANNUAL REPORT

American
   Express(R)
Funds

(icon of) compass

AXP International Fund seeks
to provide shareholders  with
long-term capital growth.



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A World of Opportunity

There's a new  recognition  among investors that the stock market extends beyond
Wall Street. Opportunity abounds in other markets, from Tokyo, London and Frankfurt to Singapore, Mexico and Hong Kong. Ignoring these opportunities may mean missing out on tremendous world economic growth in the years ahead. AXP International Fund focuses on finding the markets that offer the greatest current potential to investors. With about two-thirds of the world's stock market value currently based outside of the United States, American investors now have an even greater opportunity to diversify their portfolios beyond our boundaries.

CONTENTS
From the Chairman                        3
From the Portfolio Managers              3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               18

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2  AXP INTERNATIONAL FUND



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through the retirement plan of your employer.
o Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(picture of) Mark Fawcett
Mark Fawcett
Portfolio manager

From the Portfolio Managers

A steep downturn in the U.S. stock market reverberated around the globe, driving down share prices in major foreign markets for most of the past six months. For AXP International Fund's Class A shares, the result was a loss of 17.47% (excluding the sales charge) for the first half of its fiscal year -- November 2000 through April 2001.

The problem for stocks began prior to the start of the period, as indications of a slowdown in the U.S. economy had investors on edge. They worried that the economic weakness would soon spread

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                                                SEMIANNUAL REPORT -- 2001  3



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(picture of) Richard Leadem
Richard Leadem
Portfolio manager

(picture of) Gavin Corr
Gavin Corr
Portfolio manager

to overseas markets, causing a similar slump in corporate profits. Already in retreat, the markets continued to give up ground through late December.

A surprise interest-rate cut by the U.S. Federal Reserve provided a strong stimulant for stocks in January, and the markets responded with a sharp rally. But economic and profit concerns soon resurfaced, resulting in another substantial sell-off in February and March. The period did manage to finish on a positive note, though, as hopes for improved economic growth and profits in the second half of 2001 led to an April rally.

The main impetus for the volatility in the markets was technology stocks. While we avoided many of the major tech blow-ups -- a number of tech stocks were down 50% and more -- the Fund's performance was clearly hurt by investments in that sector. On the other hand, investments in "defensive" stocks such as oil services and pharmaceuticals helped make up some of the slack.

On a geographical basis, early in the period the bulk of the portfolio was invested chiefly in Europe, including the United Kingdom, France, Germany and the Netherlands. As the period progressed, we substantially increased U.S. investments and added a bit to Japan. This shift reflected our view that the U.S. economy and stock market will recover and that the Japanese political establishment will adequately address the country's dire economic situation. In the U.S., we concentrated on companies that are global leaders and will benefit from the expected recovery. In Japan, we expect the new government to undertake a radical restructuring of the economy, which should provide support for that country's stock market.

All in all, we think the stage is being set for healthier stock markets over the rest of 2001 and into the following year. Consistent with that outlook, we have emphasized "cyclical" stocks, which tend to benefit most and first from economic recovery. The most prominent examples in the portfolio are technology, metals and mining, and banking, to which we have recently increased investments.

Mark Fawcett

Richard Leadem

Gavin Corr

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4  AXP INTERNATIONAL FUND



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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                              $ 7.65
Oct. 31, 2000                                               $11.17
Decrease                                                    $ 3.52

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                 $   --
From long-term capital gains                                $ 1.76
Total distributions                                         $ 1.76
Total return*                                              -17.47%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                              $ 7.51
Oct. 31, 2000                                               $11.04
Decrease                                                    $ 3.53

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                 $   --
From long-term capital gains                                $ 1.76
Total distributions                                         $ 1.76
Total return*                                              -17.80%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                              $ 7.52
Oct. 31, 2000                                               $11.05
Decrease                                                    $ 3.53

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                 $   --
From long-term capital gains                                $ 1.76
Total distributions                                         $ 1.76
Total return*                                              -17.78%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                              $ 7.67
Oct. 31, 2000                                               $11.19
Decrease                                                    $ 3.52

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                 $   --
From long-term capital gains                                $ 1.76
Total distributions                                         $ 1.76
Total return*                                              -17.44%

  * The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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                                                SEMIANNUAL REPORT -- 2001  5



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The 10 Largest Holdings
                                          Percent                Value
                                      (of net assets)   (as of April 30, 2001)
Nokia (Finland)                            4.27%             $44,076,942
NTT DoCoMo (Japan)                         3.98               41,080,827
Samsung Electronics (South Korea)          3.41               35,195,057
Credit Suisse Group (Switzerland)          3.33               34,332,507
Tyco Intl (Bermuda)                        3.31               34,146,126
Nomura Securities (Japan)                  3.27               33,761,930
SAP (Germany)                              3.23               33,370,426
Deutsche Bank (Germany)                    3.07               31,686,347
Dell Computer (United States)              2.93               30,252,140
UBS (Switzerland)                          2.75               28,398,907

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 33.55% of net assets

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6  AXP INTERNATIONAL FUND



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


Financial Statements

Statement of assets and liabilities
AXP International Fund

April 30, 2001 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $1,021,131,459)                                                       $1,032,065,293
Dividends and accrued interest receivable                                                        2,129,768
Receivable for investment securities sold                                                        5,175,545
Unrealized appreciation on foreign currency
     contracts held, at value (Notes 1 and 4)                                                    1,276,707
Capital shares receivable                                                                           42,567
U.S. government securities held as collateral (Note 6)                                             305,000
                                                                                                   -------
Total assets                                                                                 1,040,994,880
                                                                                             -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                  138,781
Payable for investment securities purchased                                                      7,775,698
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                28,369
Payable upon return of securities loaned (Note 6)                                                  305,000
Accrued investment management services fee                                                          63,918
Accrued distribution fee                                                                            37,648
Accrued service fee                                                                                    717
Accrued transfer agency fee                                                                          2,103
Accrued administrative services fee                                                                  4,386
Other accrued expenses                                                                             181,663
                                                                                                   -------
Total liabilities                                                                                8,538,283
                                                                                                 ---------
Net assets applicable to outstanding capital stock                                          $1,032,456,597
                                                                                            ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                    $    1,356,647
Additional paid-in capital                                                                   1,236,914,013
Net operating loss                                                                              (1,974,051)
Accumulated net realized gain (loss)                                                          (215,973,504)
Unrealized appreciation (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies                                12,133,492
                                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock                    $1,032,456,597
                                                                                            ==============
Net assets applicable to outstanding shares:              Class A                           $  642,048,993
                                                          Class B                           $  301,880,512
                                                          Class C                           $    1,090,774
                                                          Class Y                           $   87,436,318
Net asset value per share of outstanding capital stock:   Class A shares      83,923,378    $         7.65
                                                          Class B shares      40,202,973    $         7.51
                                                          Class C shares         145,071    $         7.52
                                                          Class Y shares      11,393,231    $         7.67
                                                                              ----------    --------------

See accompanying notes to financial statements.

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                                                SEMIANNUAL REPORT -- 2001  7



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


Statement of operations
AXP International Fund

Six months ended April 30, 2001 (Unaudited)
Investment income
Income:
Dividends                                                                                    $   5,329,944
Interest                                                                                         1,838,327
     Less foreign taxes withheld                                                                  (737,227)
                                                                                                  --------
Total income                                                                                     6,431,044
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                               3,581,045
Distribution fee
     Class A                                                                                       899,223
     Class B                                                                                     1,688,656
     Class C                                                                                         3,734
Transfer agency fee                                                                              1,305,174
Incremental transfer agency fee
     Class A                                                                                        87,648
     Class B                                                                                        75,085
     Class C                                                                                           183
Service fee -- Class Y                                                                              45,708
Administrative services fees and expenses                                                          300,401
Compensation of board members                                                                        4,075
Custodian fees                                                                                     176,258
Printing and postage                                                                               157,027
Registration fees                                                                                  101,374
Audit fees                                                                                          19,125
Other                                                                                                9,211
                                                                                                     -----
Total expenses                                                                                   8,453,927
     Earnings credits on cash balances (Note 2)                                                    (48,832)
                                                                                                   -------
Total net expenses                                                                               8,405,095
                                                                                                 ---------
Investment income (loss) -- net                                                                 (1,974,051)
                                                                                                ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                           (220,145,375)
     Foreign currency transactions                                                               6,454,301
     Futures contracts                                                                            (168,156)
                                                                                                  --------
Net realized gain (loss) on investments                                                       (213,859,230)
Net change in unrealized appreciation (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies                               (14,847,630)
                                                                                               -----------
Net gain (loss) on investments and foreign currencies                                         (228,706,860)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations                              $(230,680,911)
                                                                                             =============

See accompanying notes to financial statements.

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8  AXP INTERNATIONAL FUND



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


Statements of changes in net assets
AXP International Fund

                                                                         April 30, 2001       Oct. 31, 2000
                                                                        Six months ended       Year ended
                                                                           (Unaudited)
Operations and distributions
Investment income (loss) -- net                                       $   (1,974,051)       $   (1,172,795)
Net realized gain (loss) on investments                                 (213,859,230)          201,848,201
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    (14,847,630)         (250,403,027)
                                                                         -----------          ------------
Net increase (decrease) in net assets resulting from operations         (230,680,911)          (49,727,621)
                                                                        ------------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      --            (9,407,751)
     Class B                                                                      --            (1,261,712)
     Class Y                                                                      --            (1,209,797)
   Net realized gain
     Class A                                                            (129,007,694)         (146,309,147)
     Class B                                                             (62,001,090)          (69,000,877)
     Class C                                                                (110,647)                   --
     Class Y                                                             (16,584,852)          (16,679,776)
                                                                         -----------           -----------
Total distributions                                                     (207,704,283)         (243,869,060)
                                                                        ------------          ------------

Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                               165,100,311           503,734,348
   Class B shares                                                         25,656,141           123,451,122
   Class C shares                                                            758,563               558,299
   Class Y shares                                                         60,081,052           159,043,822
Reinvestment of distributions at net asset value
   Class A shares                                                        126,294,986           150,525,709
   Class B shares                                                         61,317,388            69,539,025
   Class C shares                                                            110,647                    --
   Class Y shares                                                         16,584,852            17,889,573
Payments for redemptions
   Class A shares                                                       (258,178,041)         (490,201,509)
   Class B shares (Note 2)                                               (57,069,472)         (119,483,208)
   Class C shares (Note 2)                                                   (52,546)                   --
   Class Y shares                                                        (69,233,106)         (140,149,347)
                                                                         -----------          ------------
Increase (decrease) in net assets from capital share transactions         71,370,775           274,907,834
                                                                          ----------           -----------
Total increase (decrease) in net assets                                 (367,014,419)          (18,688,847)
Net assets at beginning of period                                      1,399,471,016         1,418,159,863
                                                                       -------------         -------------
Net assets at end of period                                           $1,032,456,597        $1,399,471,016
                                                                      ==============        ==============

See accompanying notes to financial statements.

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                                                SEMIANNUAL REPORT -- 2001  9



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Notes to Financial Statements

AXP International Fund
(Unaudited as to April 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP International, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks and securities convertible into common stocks of foreign issuers.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 158 shares of capital stock at $12.68 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk

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10  AXP INTERNATIONAL FUND



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in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the

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                                               SEMIANNUAL REPORT -- 2001  11
recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP International Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $750,169 for the six months ended April 30, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

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12  AXP INTERNATIONAL FUND

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $499,430 for Class A, $89,424 for Class B, and $25 for Class C for the six months ended April 30, 2001.

During the six months ended April 30, 2001, the Fund's custodian and transfer agency fees were reduced by $48,832 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,639,708,327 and $1,716,604,523, respectively, for the six months ended April 30, 2001. Realized gains and losses are determined on an identified cost basis.

4. FOREIGN CURRENCY CONTRACTS
As of April 30, 2001, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                Currency to       Currency to       Unrealized        Unrealized
                            be delivered       be received     appreciation      depreciation

May 1, 2001                    3,132,632       383,496,764       $       --           $28,274
                             U.S. Dollar      Japanese Yan

May 2, 2001                    1,309,487         1,877,241            3,628                --
                           British Pound       U.S. Dollar

May 3, 2001                      952,790         1,363,157               --                95
                           British Pound       U.S. Dollar

July 31, 2001              5,347,306,041        43,759,000          473,242                --
                            Japanese Yen       U.S. Dollar

July 31, 2001              5,306,960,243        43,759,000          799,837                --
                            Japanese Yen        U.S Dollar
                                                                 ----------           -------
Total                                                            $1,276,707           $28,369
                                                                 ----------           -------

-------------------------------------------------------------------------------
                                               SEMIANNUAL REPORT -- 2001  13

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         Six months ended April 30, 2001
                                   Class A    Class B    Class C      Class Y
Sold                            19,582,969  3,006,758     90,810    7,312,295
Issued for
  reinvested distributions      14,736,877  7,271,584     13,110    1,930,716
Redeemed                       (29,350,967)(6,636,922)    (5,982)  (8,010,424)
                               ----------- ----------     ------   ----------
Net increase (decrease)          4,968,879  3,641,420     97,938    1,232,587
                                 ---------  ---------     ------    ---------

                                           Year ended Oct. 31, 2000
                                   Class A    Class B    Class C*     Class Y
Sold                            38,909,331  9,474,469     47,133   12,249,427
Issued for
  reinvested distributions      10,955,446  5,092,239         --    1,302,955
Redeemed                       (37,889,148)(9,339,260)        --  (10,829,314)
                               ----------- ----------     ------  -----------
Net increase (decrease)         11,975,629  5,227,448     47,133    2,723,068
                                ----------  ---------     ------    ---------

* Inception date was June 26, 2000.

6. LENDING OF PORTFOLIO SECURITIES
As of April 30, 2001, securities valued at $289,742 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $305,000. Income from securities lending amounted to $5,992 for the six months ended April 30, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------
14  AXP INTERNATIONAL FUND



9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                          2001(f)       2000         1999         1998         1997

Net asset value, beginning of period                $11.17        $13.45       $10.70       $10.57       $10.65

Income from investment operations:

Net investment income (loss)                          (.01)          .02          .03          .03          .08

Net gains (losses) (both realized and unrealized)    (1.75)          .04         2.91          .54          .53

Total from investment operations                     (1.76)          .06         2.94          .57          .61

Less distributions:

Dividends from net investment income                     --         (.14)        (.06)        (.11)        (.17)

Excess distributions from net investment income          --           --           --         (.01)          --

Distributions from realized gains                    (1.76)        (2.20)        (.13)        (.32)        (.52)

Total distributions                                  (1.76)        (2.34)        (.19)        (.44)        (.69)

Net asset value, end of period                      $ 7.65        $11.17       $13.45       $10.70       $10.57

Ratios/supplemental data

Net assets, end of period (in millions)               $642          $882         $901         $794         $858

Ratio of expenses to average daily net assets(c)     1.26%(e)      1.27%        1.30%        1.26%        1.18%

Ratio of net investment income (loss)
to average daily net assets                         (.13%)(e)       .14%         .27%         .52%         .86%

Portfolio turnover rate
(excluding short-term securities)                      151%         133%         100%          92%          87%

Total return(d)                                    (17.47%)       (2.79%)      27.81%        5.54%        5.90%



Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                          2001(f)       2000         1999         1998         1997

Net asset value, beginning of period                $11.04        $13.32       $10.62       $10.50       $10.58

Income from investment operations:

Net investment income (loss)                          (.04)         (.08)        (.04)         .03          .07

Net gains (losses) (both realized and unrealized)    (1.73)          .04         2.87          .44          .46

Total from investment operations                     (1.77)         (.04)        2.83          .47          .53

Less distributions:

Dividends from net investment income                    --          (.04)          --         (.02)        (.09)

Excess distributions from net investment income         --            --           --         (.01)          --

Distributions from realized gains                    (1.76)        (2.20)        (.13)        (.32)        (.52)

Total distributions                                  (1.76)        (2.24)        (.13)        (.35)        (.61)

Net asset value, end of period                      $ 7.51        $11.04       $13.32       $10.62       $10.50

Ratios/supplemental data

Net assets, end of period (in millions)               $302          $403         $417         $376         $396

Ratio of expenses to average daily net assets(c)     2.03%(e)      2.03%        2.07%        2.02%        1.95%

Ratio of net investment income (loss)
to average daily net assets                         (.90%)(e)      (.62%)       (.49%)       (.23%)        .12%

Portfolio turnover rate
(excluding short-term securities)                      151%         133%         100%          92%          87%

Total return(d)                                    (17.80%)       (3.51%)      26.85%        4.71%        5.09%

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
                                               SEMIANNUAL REPORT -- 2001  15




Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                          2001(f)      2000(b)

Net asset value, beginning of period                $11.05        $12.43

Income from investment operations:

Net investment income (loss)                          (.04)         (.04)

Net gains (losses) (both realized and unrealized)    (1.73)        (1.34)

Total from investment operations                     (1.77)        (1.38)

Less distributions:

Distributions from realized gains                    (1.76)           --

Net asset value, end of period                      $ 7.52        $11.05

Ratios/supplemental data

Net assets, end of period (in millions)                 $1           $--

Ratio of expenses to average daily net assets(c)     2.03%(e)      2.03%(e)

Ratio of net investment income
(loss) to average daily net assets                  (.82%)(e)     (.83%)(e)

Portfolio turnover rate
(excluding short-term securities)                      151%         133%

Total return(d)                                    (17.78%)      (11.10%)



Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                          2001(f)       2000         1999         1998         1997

Net asset value, beginning of period                $11.19        $13.46       $10.70       $10.59       $10.67

Income from investment operations:

Net investment income (loss)                            --           .04          .05          .04          .08

Net gains (losses) (both realized and unrealized)    (1.76)          .05         2.91          .52          .55

Total from investment operations                     (1.76)          .09         2.96          .56          .63

Less distributions:

Dividends from net investment income                    --          (.16)        (.07)        (.12)        (.19)

Excess distributions from net investment income         --            --           --         (.01)          --

Distributions from realized gains                    (1.76)        (2.20)        (.13)        (.32)        (.52)

Total distributions                                  (1.76)        (2.36)        (.20)        (.45)        (.71)

Net asset value, end of period                      $ 7.67        $11.19       $13.46       $10.70       $10.59

Ratios/supplemental data

Net assets, end of period (in millions)                $87          $114         $100          $70          $76

Ratio of expenses to average daily net assets(c)     1.08%(e)      1.10%        1.18%        1.18%        1.06%

Ratio of net investment income
(loss) to average daily net assets                    .05%(e)       .33%         .41%         .61%        1.03%

Portfolio turnover rate
(excluding short-term securities)                      151%         133%         100%          92%          87%

Total return(d)                                    (17.44%)       (2.57%)      27.91%        5.59%        6.03%

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
16  AXP INTERNATIONAL FUND


Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Total return does not reflect payment of a sales charge.
(e) Adjusted to an annual basis.
(f) Six months ended April 30, 2001 (Unaudited).

-------------------------------------------------------------------------------
                                               SEMIANNUAL REPORT -- 2001  17

Investments in Securities
AXP International Fund
April 30, 2001 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (95.2%)(c)
Issuer                                     Shares              Value(a)

Australia (1.4%)
Metals
WMC                                     3,114,000           $14,967,843

Bermuda (3.3%)
Multi-industry conglomerates
Tyco Intl                                 639,800            34,146,126

Canada (2.7%)
Banks and savings & loans (0.5%)
Royal Bank of Canada                      181,500             5,073,495

Energy (1.5%)
Suncor Energy                             536,600            15,034,579

Multi-industry conglomerates (0.7%)
Bombardier Cl B                           532,989(e)          7,683,506

Finland (4.3%)
Communications equipment & services
Nokia                                   1,332,830            44,076,942

France (6.1%)
Building materials & construction (1.3%)
Lafarge                                   138,294            13,278,825

Communications equipment & services (1.0%)
Orange                                    946,008(b)          9,964,124

Energy equipment & services (1.3%)
Alstom                                    483,531            13,932,708

Miscellaneous (2.5%)
Vivendi Universal                         376,431            26,048,706

Germany (8.6%)
Banks and savings & loans (3.1%)
Deutsche Bank                             389,740            31,686,347

Computers & office equipment (3.2%)
SAP                                       209,686            33,370,426

Electronics (2.3%)
Infineon Technologies                     555,846            24,147,848

Hong Kong (0.8%)
Financial services
Cheung Kong Holdings                      698,000             7,786,383

Italy (3.3%)
Energy (1.9%)
ENI                                     2,937,730            20,107,452

Utilities -- telephone (1.4%)
Telecom Italia                          1,274,466            14,158,172

Japan (21.0%)
Automotive & related (1.5%)
Honda Motor                               378,000            15,207,512

Chemicals (1.0%)
Sumitomo Chemical                       1,940,000            10,364,674

Computers & office equipment (2.0%)
Canon                                     536,000(b)         21,043,429

Electronics (5.7%)
Murata Mfg                                164,200            13,810,159
NEC                                     1,229,000            22,434,087
Nintendo                                   40,600             6,540,171
Rohm                                       86,200            15,211,559
Total                                                        57,995,976

Financial services (3.3%)
Nomura Securities                       1,598,000            33,761,930

Health care (1.4%)
Takeda Chemical Inds                      294,000            14,184,158

Media (2.1%)
Sony                                      293,700            21,967,767

Utilities -- telephone (4.0%)
NTT DoCoMo                                  1,998            41,080,827

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
18  AXP INTERNATIONAL FUND

Issuer                                     Shares              Value(a)

Netherlands (3.9%)
Insurance (2.7%)
ING Groep                                 415,158           $28,331,056

Miscellaneous (1.2%)
VNU                                       292,491            12,149,264

South Korea (3.4%)
Electronics
Samsung Electronics                       202,410            35,195,057

Spain (3.8%)
Banks and savings & loans (1.9%)
Banco Bilbao
     Vizcaya Argentaria                   708,819            10,067,595
Banco Santander
     Central Hispano                    1,011,945            10,048,536
Total                                                        20,116,131

Utilities -- telephone (1.9%)
Telefonica                              1,160,381            19,629,392

Switzerland (6.1%)
Banks and savings & loans
Credit Suisse Group                       184,122            34,332,507
UBS                                       186,626            28,398,907
Total                                                        62,731,414

United Kingdom (13.0%)
Banks and savings & loans (2.7%)
Standard Chartered                      1,963,575            27,813,871

Beverages & tobacco (1.7%)
Diageo                                  1,677,266            17,638,759

Leisure time & entertainment (0.9%)
EMI Group                               1,436,428             9,125,267

Media (1.3%)
WPP Group                               1,138,110            13,637,909

Metals (1.6%)
Rio Tinto                                 838,857            16,995,342

Retail (0.9%)
Next                                      387,687             5,075,527
Tesco                                   1,215,595             4,348,181
Total                                                         9,423,708

Utilities -- telephone (3.9%)
British Telecommunications              2,513,201            20,065,047
Vodafone Group                          6,421,002            19,499,759
Total                                                        39,564,806

United States (13.5%)
Computer software & services (0.4%)
Oracle                                    258,400(b)          4,175,744

Computers & office equipment (5.0%)
Dell Computer                           1,150,709(b)         30,252,140
EMC                                       525,300(b)         20,801,880
Total                                                        51,054,020

Electronics (2.8%)
Advanced Micro Devices                    480,346(b)         14,890,726
Micron Technology                         313,500(b)         14,226,630
Total                                                        29,117,356

Financial services (2.7%)
Citigroup                                 353,700            17,384,355
MBNA                                      289,973            10,337,537
Total                                                        27,721,892

Media (1.5%)
Clear Channel Communications              277,200(b)         15,467,760

Multi-industry conglomerates (1.1%)
General Electric                          238,000            11,550,140

Total common stocks
(Cost: $966,486,227)                                       $982,508,643

Other (--%)(c)
Issuer                                     Shares              Value(a)
United Kingdom
DB UK Tech Basket
     Warrants                             165,008               $44,858

Total other
(Cost: $5,122,902)                                              $44,858

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                               SEMIANNUAL REPORT -- 2001  19

Short-term securities (4.8%)
Issuer                    Annualized             Amount            Value(a)
                       yield on date         payable at
                         of purchase           maturity
U.S. government agencies (4.3%)
Federal Home Loan Bank Disc Nts
     06-08-01                4.85%           $1,900,000          $1,889,583
     06-22-01                4.60            10,800,000          10,726,268
Federal Home Loan Mtge Corp Disc Nts
     05-15-01                4.70             2,400,000           2,395,310
     05-31-01                4.86             1,600,000           1,593,068
     06-19-01                4.20            20,000,000          19,883,889
Federal Natl Mtge Assn Disc Nts
     05-31-01                4.72             1,300,000           1,294,652
     06-28-01                4.71             1,200,000           1,191,305
     07-26-01                4.18             5,000,000           4,947,196
Total                                                            43,921,271

Commercial paper (0.5%)
Cargill
     05-01-01                4.67             4,000,000(d)        3,999,481
UBS Finance (Delaware)
     06-11-01                4.69             1,600,000           1,591,040
Total                                                             5,590,521

Total short-term securities
(Cost: $49,522,330)                                             $49,511,792

Total investments in securities
(Cost: $1,021,131,459)(f)                                    $1,032,065,293


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 6 to the financial statements.

(f) At April 30, 2001, the cost of securities for federal income tax purposes was approximately $1,021,131,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 53,474,000
     Unrealized depreciation                                    (42,540,000)
                                                                -----------
     Net unrealized appreciation                               $ 10,934,000
                                                               ------------

-------------------------------------------------------------------------------
20  AXP INTERNATIONAL FUND

AXP International Fund
70100 AXPFinancial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INIFX    Class B: IWWGX
Class C: N/A      Class Y: IDIYX

                                 PRSRT STD AUTO
                                  U.S. POSTAGE
                                      PAID
                                    AMERICAN
                                     EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                              S-6340 R (6/01)